UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2015

OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-25203	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 3500, Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

OmniComm Systems, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Fort Lauderdale, Florida on June 11, 2015.  Stockholders voted on the following two proposals, which are described in detail in the Company’s proxy statement dated April 30, 2015:

1.	To elect five Directors to the Board of Directors to serve for one-year terms or until their successors shall be elected and qualified.

2.	To ratify the appointment of Liggett, Vogt & Webb P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved both proposals, with voting as follows:

Proposal 1:

Election of Directors

	For	Withheld
Randall G. Smith	139,418,433	102,735
Cornelis F. Wit	139,418,433	102,735
Robert C. Schweitzer	139,403,779	117,389
Dr. Adam F. Cohen	139,418,433	102,735
Dr. Gary A. Shangold	139,422,599	98,569

Proposal 2:

To ratify the appointment of Liggett, Vogt & Webb P.A., as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain

160,341,640	27,921	46,484

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: June 12, 2015	By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Accounting and Financial Officer